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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): December 19, 2006


                                 Smart SMS Corp.
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             (Exact name of registrant as specified in its charter)


            Florida                  000-31541                    65-0941058
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


          11301 Olympic Blvd., Suite 680, Los Angeles, CA       90064
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           (Address of principal executive offices)         (Zip Code)


         Registrant's telephone number, including area code 310-445-2599
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

         December 19, 2006, the holders of over two-thirds of the voting power of the Series A Convertible Preferred Stock voted to amend the Certificate of Designation, Powers, Preferences, and Rights of the Series A Convertible Preferred Stock of Smart SMS Corp.

         The complete text of the Certificate of Designation, Powers, Preferences, and Rights of the Series A Convertible Preferred Stock of Smart SMS Corp., as amended is included as an Exhibit to this Report on Form 8-K. In general, the amendment reduced the designation and amount of Series A Convertible Preferred Stock from 10,000,000 to 729,501 shares, reduced the voting rights from 100 votes per share of Series A to 10 votes per share of Series A, changed the conversion basis from 100 common per Series A to 10 shares of common stock for each share of Series A, and eliminated the corporation's right to redeem each share of Series A.

Item 9.01.  Financial Statements and Exhibits

Exhibit 3.1 Articles of Amendment to Articles of Incorporation



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Smart SMS Corp.

Date: December 27, 2006                                /s/ Gordon F. Lee
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                                                      Gordon F. Lee, CEO